                                                                   Exhibit 10.8

                       COMMERCIAL AND INDUSTRIAL LEASE


     THIS LEASE made and entered into this 23rd day of January 1998, by and between Bird and Saunders hereinafter called "Landlord," and 1-800 CONTACTS, INC., hereinafter called "Tenant".

                                 WITNESSETH:


     In consideration of the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties hereto as follows:

I.   DEMISED PREMISES:   Landlord hereby leases to Tenant and Tenant hereby
leases from Landlord all those certain premises hereinafter more fully described, together with the buildings and other improvements thereon, for the term and upon the rental herein set forth. Said demised premises consist more particularly of an area containing approximately 9,988 square feet of a certain building containing approximately 9,988 square feet, situated on a parcel of land approximately .54C commonly known as 33E 12675S located in Draper City, State of Utah.

Tenants shall have the right to use the common and parking areas jointly with any other tenants of the building.

II.  TERM:

     TO HAVE AND TO HOLD said premises unto Tenant for a term of 2 years beginning on the 1st day of February 1998, and ending on the 31st day of January 2000.

     If Landlord fails to deliver possession of premises ready for occupancy at the commencement of the lease term for any reason beyond Landlord's control, Landlord shall not be liable for any damage caused thereby, nor shall this Lease become void or voidable, nor shall the Lease term be extended, but in such event no rental shall be payable by Tenant to Landlord for any portion of the lease term until Landlord can deliver possession of premises to Tenant ready for occupancy by Tenant. however, in the event the demised premises are not completed and ready for occupancy by March 1, 1998 the Tenant herein, at his option, may cancel this lease without damage.

III. TERM AND CONDITION OF LEASE: This Lease is made on the following terms and conditions, which are expressly agreed to by Landlord and Tenant:

        1. RENT: The Tenant agrees to pay as rental to Landlord, at the address specified in this Lease or at such other place Landlord may from time to time designate in writing, the sum of: ONE HUNDRED SIXTEEN THOUSAND FOUR HUNDRED DOLLARS. Said sum to be lawful money of the United States payable as follows:

     Tenant to pay $4,850.000 for first month's rent together with $4,850.00 for Security Deposit equal to last month's rent upon signing of Lease Agreement. Then $4,850.00 on the first day of each month thereafter for the term of the Lease.

           (a) Late Charges: In the event Tenant fails to pay said rental (including any additional rental due hereunder) on the due date or within ten (10) days thereafter, a late charge of ten percent (10%) for every ten days of delinquency shall be added to said renal and paid to Landlord together therewith.

     Tenant to have Four (6-month options) to renew this Lease at a rental rate equal to the last month of the initial term increased by 3% annually. e.g. The first 6 month option will be at $4,850 plus 3%; the next 3% increase will be at the beginning of 3rd Option.

           (b) Security Deposit: Tenant contemporaneously with the execution of this Lease, has deposited with Landlord the sum of $4,850 receipt of which is hereby acknowledged by Landlord, said deposit being given to secure the faithful performance by the Tenant of all of the terms, covenants and conditions of this Lease by the Tenant to be kept and performed during the term hereof. The Tenant agrees that if the Tenant shall fail to pay the rent herein reserved, promptly when due, said deposit may, at the option of the Landlord (but Landlord shall not be required to), be applied to any rent due and unpaid, and if the Tenant violates any of the other terms, covenants and conditions of this Lease, said deposit shall be applied to any damages suffered by Landlord as a result of Tenant's default to the extent of the amount of the damages suffered.

     Nothing contained in this paragraph shall in any way diminish or be construed as waiving any of the Landlord's other remedies as provided herein, or by law. If the security deposit is applied by Landlord for the payment of over due rent or other sums due and payable to Landlord by Tenant hereunder, then the Tenant shall, on the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security deposit to its original amount, and Tenant's failure to do so within fifteen days after receipt of such demand, shall constitute a breach of this Lease. Should Tenant comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, said security deposit shall be returned in full to Tenant at the end of the term of this Lease, or upon the earlier termination of this Lease pursuant to the provisions hereof, except in the event that the demised premises are sold as a result of the exercise of any power of sale under any mortgage or deed of trust, in which event this Lease shall be automatically amended to delete any reference to this paragraph, and Tenant shall be entitled to immediate reimbursement of its security deposit from the party then holding said deposit.

     2. AUTHORIZED USE: Tenant shall use the Leased Premises for the following purpose, and for no other purpose whatsoever, without the written consent of Landlord first had and obtained: Contact Lens distribution and sales.

     Tenant shall not commit or knowingly permit any waste of the Leased Premises or use the same for any unlawful purpose. The Tenant will comply with all applicable federal, state and local laws, ordinances and regulations relating to the Leased Premises and its use and operation by the Tenant.

     Tenant also agrees not to keep, use or permit to be kept or used on the Leased Premises any flammable fluids, explosives ro any "hazardous substance," "solid waste," or without the prior written permission of Landlord.

     3. [INTENTIONALLY OMITTED]

     4. FIRE AND CASUALTY INSURANCE: It shall be the responsibility of the Tenant to insure its equipment, furniture, fixtures and other personal property. Tenant shall insure and keep insured his leasehold improvements against the perils of fire, lightning, the "Extended Coverages," vandalism and malicious mischief in an amount sufficient to provide recovery of not less than ninety percent (90%) of the replacement value of the Tenant's leasehold improvements such insurance shall be made payable to Landlord and Mortgagee (if any) as their interests may appear. Tenant shall be responsible for any damage to premises as a result of forced entry into his space or burglary thereof. Such insurance provided for hereunder shall be in a company or companies reasonably acceptable to Landlord and shall be procured and paid for by Tenant. Such insurance may, at Tenant's election, be carried under any General Blanket Insurance Policy of Tenant; provided, however, that upon Landlord's request, a satisfactory Certificate of Insurance, together with proof of payment of the premium, shall be deposited with Landlord.

     Upon Landlord's written request, Tenant agrees to reinvest all insurance proceeds received from the loss or damage or destruction of said leasehold improvements to rebuild said improvements in a manner satisfactory to Landlord, regardless of whether or not Tenant elects to terminate this Lease as herein provided. In the event Tenant elects to terminate this Lease as provided in
Section III, Paragraph 13, and providing said leasehold improvements are not rebuilt, Tenant does hereby assign all of his right, title and interest in the insurance proceeds covering leasehold improvements to Landlord.

     Landlord shall insure the premises exclusive of Tenant's leasehold improvements against the perils of fire, lightning, the "Extended Coverages," vandalism and malicious mischief in an amount sufficient to provide recovery of not less than ninety percent (90%) of replacement value.

           (a) INCREASING INSURANCE RISK ON LEASED PREMISES: Tenant will not permit said Leased Premises to be used for any purpose which would render the insurance thereon void or cause cancellation thereof or the insurance risk more hazardous or increase the insurance premiums in effect at the time just prior to the commencement of the term of this Lease. Tenant will not keep, use or sell, or allow to be kept, used or sold in or about the Leased Premises, any articles or material which are prohibited by law or by standard fire insurance policies of the kind customarily in force with respect to premises of the same general type as those covered by this Lease. Tenant further agrees to pay to the Landlord on demand, any increase in insurance premiums on the premises, resulting from any cause whatsoever, over those premiums in effect at the time just prior to the commencement of the terms of this Lease.

     5. REPAIR AND CARE OF BUILDING AND PAYMENT OF UTILITIES BY TENANT: Tenant agrees to keep the interior of the building and the improvements on the premises outside the building and grounds in good condition and repair and agrees to pay for all labor, materials and other repairs to the electrical wiring, plumbing, air conditioning and heating systems (including spring and fall servicing, and replacement of filters as recommended by the manufacturers); and to clean the interior of the demised premises as the same may or might be necessary in order to maintain said demises premises in a clean, attractive and sanitary condition. Tenant shall keep the sidewalks, if any, reasonably free from ice and snow. Landlord shall keep the driveway and parking lots, if any, reasonably free from ice and snow.

     Tenant shall pay all charges, including but not limited to charges for water, sewer, heat, gas, electricity and other public utilities used on the Leased Premises, including all replacements of light bulbs, tubes, ballasts and starters within a reasonable time after they burn out.

     6. REPAIR OF BUILDING BY LANDLORD: Landlord agrees, for the term of this Lease, to maintain the roof, in good condition and repair and to repair any latent defects in the exterior walls, floor joists, and foundations, and to repair any defects in the plumbing, electrical, heating and air-conditioning systems for one (1) year after date of occupancy, as well as any damage that might result from acts of Landlord or Landlord's representatives. Landlord shall not, however, be obligated to repair any such damage until written notice of the need of repair shall have been given to Landlord by Tenant, and, after such notice is so given, Landlord shall have a reasonable time in which to make such repairs.

     7. CONDITION OF THE PREMISES: Tenant accepts the Leased Premises in the condition they are in at the time of its taking possession of said premises. Tenant agrees, if, during the term of this Lease, Tenant shall change the usual method of conducting Tenant's business on the Leased Premises, or should Tenant install therein any new facilities, or should new laws and regulations be imposed, Tenant will, at the sole cost and expense of Tenant, make alterations or improvements in or to the demised premises which may be required by reasons of any Federal or state law, or by any municipal ordinance, or regulation applicable thereto. Landlord warrants that the building, on date of occupancy, meets all currently applicable Federal, state and municipal laws and ordinances.

     8. ALTERATIONS OF BUILDING AND INSTALLATION OF FIXTURES AND OTHER
APPURTENANCES: Tenant may, with written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but at Tenant's sole cost and expense in a good and workmanlike manner, make such alterations and repairs to the Leased Premises as Tenant may require for the conduct of its business without, however, materially altering the basic character of the building or improvements, or weakening any structure on the demised premises. Tenant shall have the right, with the written permission of Landlord, to erect, at Tenant's sole cost and expense, such temporary partitions, including office partitions, as may be necessary to facilitate the handling of Tenant's business and to install telephone and telephone equipment and wiring, and electrical fixtures, additional lights and wiring and other trade appliances. Any alternations or improvements to the Leased Premises, including partitions, all electrical fixtures, lights and wiring shall, at the option of Landlord, become the property of Landlord, at the expiration or sooner termination of this Lease. Should Landlord request Tenant to remove all or any part of the above mentioned items, Tenant shall do so prior to the expiration of this Lease and repair the premises as described below. Temporary shelves, bins, and machinery installed by Tenant shall remain the property of Tenant and may be removed by Tenant at any time; provided, however, that all covenants, including rent due hereunder to Landlord shall have been complied with and paid. At the expiration or sooner termination of this Lease, or any extension thereof, Tenant shall remove said shelves, bins and machinery and repair, in a good workmanlike manner, all damage done to the Leased Premises by such removal.

     9. ERECTION AND REMOVAL OF SIGNS: Tenant may, if building policy permits, place suitable signs on the Leased Premises for the purpose of indicating the nature of the business carried on by Tenant in said premises; provided, however, that such signs shall be in keeping with other signs in the district where the Leased Premises are located; and provided, further, that the location and size of such signs shall be approved by Landlord prior to their erection. Signs shall be removed prior to the expiration of this Lease and any damage to the Leased Premises caused by installation or removal of signs shall be repaired at expenses of the Tenant. All work shall be completed in a good workmanlike manner.

     10. GLASS: Tenant agrees to immediately replace all glass in the demised premises if broken or damaged during the term of this Lease with glass of the same quality as that broken or damaged.

     11. RIGHT OF ENTRY BY LANDLORD: Tenant, shall permit inspection of the demised premises during reasonable business hours by Landlord or Landlord's agents or representatives for the purpose of ascertaining the condition of the demised premises and in order that Landlord may make such repairs as may be required to be made by Landlord under the terms of this Lease. Sixty (60) days prior to the expiration of the Lease, Landlord may post suitable notice on the demised premises that the same are "For Rent" and may show the premises to prospective tenants at reasonable times. Landlord may not, however, thereby unnecessarily interfere with the use of demised premises by Tenant.

     12. ASSIGNMENT AND SUBLETTING: Neither this Lease nor any interest herein may be assigned by Tenant voluntarily or involuntarily, by operation of law, and neither all nor any part of the Leased Premises shall be sublet by Tenant without the written consent of Landlord first had or otherwise obtained; however, Landlord agrees not to withhold its consent unreasonably for Tenant to sublet the demised premises. In the event the premises should be sublet, as herein provided, at an increased rental, fifty (50%) percent of said increase shall be paid to Landlord by Tenant as additional rental.

     13. DAMAGE OR DESTRUCTION: If the demised premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the premises untenable in whole or in part, the rent shall be abated wholly or proportionately as the case may be until the damage shall be repaired and the premises restored. If the damage or destruction shall be so extensive as to require the substantial rebuilding, i.e., expenditure of fifty (50%) percent or more of replacement cost of the building or buildings on the demised premises, Landlord or Tenant may elect to terminate this Lease by written notice to the other given within thirty (30) days after the occurrence of such damage or destruction. Landlord and Tenant hereby release each other from responsibility for loss or damage occurring on or to the Leased Premises or the premises of which they are a part or to the contents of either thereof, caused by fire or other hazards ordinarily covered by fire and extended coverage insurance policies and each waives all rights of recovery against the other for such loss or damage. Willful misconduct lawfully attributable to either party, whether in whole or in part a contributing cause of the casualty giving rise to the loss or damage, shall not be excused under the foregoing release and waiver.

     14. INJURIES AND PROPERTY DAMAGE: Tenant agrees to indemnify and hold harmless Landlord of and from any and all claims of any kind or nature arising from Tenant's use of the demised premises during the term hereof, and Tenant hereby waives all claims against Landlord for damage to goods, ware, merchandise or for injury to persons in and upon the premises from any cause whatsoever, except such as might result from the negligence of Landlord or Landlord's representatives or from failure to Landlord to perform its obligation hereunder within a reasonable time after notice in writing by Tenant requiring such performance by Landlord. Tenant shall at all times during the term hereof keep in effect in responsible companies liability insurance in the names of and for the benefit of Tenant and Landlord with limits as follows:

     Bodily Injury, $500,000.00 each occurrence; Property Damage, $250,000.00; or in lieu thereof, a combined limit of bodily injury and property damage liability of not less than $500,000.00.

     Such insurance may, at Tenant's election, be carried under any general blanket coverage of Tenant. A renewal policy shall be procured not less than ten (10) days prior to the expiration of any policy. Upon Landlord's request, each original policy or a certified copy thereof, or a satisfactory certificate of the insured evidencing insurance carried with proof of payment of the premium shall be deposited with Landlord. Tenant shall have the right to settle and adjust all liability claims and all other claims against the companies, but without subjecting Landlord to any liability or obligation.

     15. SURRENDER OF PREMISES: Tenant agrees to surrender the Leased Premises at the expiration, or sooner termination, of the term of this Lease, or any extension thereof, in the same condition as when said premises were delivered to Tenant, or as altered, pursuant to the provisions of this Lease, ordinary wear, tear and damage by the elements excepted, and Tenant shall remove all of its personal property. Tenant agrees to pay a reasonable cleaning charge should it be necessary for Landlord to restore or cause to be restored the premises to the same condition as when said premises were delivered to Tenant.

     16. HOLDOVER: Should the Landlord permit Tenant to holdover the Leased Premises or any part thereof, after the expiration of the term of this Lease, then and unless otherwise agreed in writing, such holding over shall constitute a tenancy from month-to-month only, and shall in no event be construed as a renewal of this Lease and all provisions of this Lease not inconsistent with a tenancy from month-to-month shall remain in full force and effect. During the month-to-month tenancy, Tenant agrees to vacate the premises upon thirty (30) days prior written notice from Landlord. The rental for the month-to-month tenancy shall be set by the Landlord within 10 days after Landlord receives notice from Tenant of its intention to continue to occupy premises.

     17. QUIET ENJOYMENT: If and so long as Tenant pays the rents reserved by this Lease and performs and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this Lease, and Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the demised premises throughout the terms of this Lease.

     18. WAIVER OF COVENANTS: The failure of any party to enforce the provisions of this Lease shall not constitute a waiver unless specifically stated in writing, signed by the party whose rights are deemed waived, regardless of a party's knowledge of a breach hereunder.

     19. DEFAULT: If Tenant shall make default in the fulfillment of any of the covenants and conditions hereof except default in payment of rent, Landlord may, at its option, after fifteen (15) days prior notice to Tenant, make performance for Tenant and for the purpose advance such amounts as may be necessary. Any amounts so advanced, or any expense incurred, or sum of money paid by Landlord by reason of the failure to Tenant to comply with any covenant, agreement, obligation or provision of this Lease, or in defending any action to which Landlord may be subjected by reason of any such failure for any reason of this Lease, shall be deemed to be additional rent for the Leased Premises and shall be due and payable to Landlord on demand. The acceptance by Landlord of any installment of fixed rent, or of any additional rent due under this or any other paragraph of this Lease, shall not be a waiver of any other rent then due nor of the right to demand the performance of any other obligation of the Tenant under this Lease. Interest shall be paid to Landlord on all sums advanced by Landlord at an annual interest rate of 2% over the prime rate charges by Zions First National Bank.

     If Tenant shall make default in fulfillment of any of the covenants or conditions of this Lease (other than the covenants fro the payment of rent or other amounts) and any such default shall continue for a period of fifteen
(15) days after notice, then Landlord may, at is option, terminate this Lease by giving Tenant written notice of such termination and, thereupon, this Lease shall expire as fully and completely as if that day were the date definitely fixed for the expiration of the term of this Lease and Tenant shall quit and surrender the Leased Premises.

     20. DEFAULT IN RENT, INSOLVENCY OF TENANT: If Tenant shall make default in the payment of the rent reserved hereunder, or any part thereof, or in making any other payment herein provided for, and any such default shall continue for a period of ten (10) days, after written notice to Tenant, or if the leased Premises or any part thereof shall be abandoned or vacated or if Tenant shall be legally dismissed therefrom by or under any authority other than Landlord, or if Tenant shall be legally dismissed therefrom by or under any authority other than Landlord, or if Tenant shall file a voluntary petition in bankruptcy or if Tenant shall file any petition or institute any proceedings under any insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect is reorganization or a composition with its creditors, or if any proceedings based on the insolvency of Tenant or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Tenant or the Leased Premises or if any proceedings shall be commenced for the reorganization of Tenant or if the leasehold estate created hereby shall be taken on execution or by any process of law or if Tenant shall admit in writing its inability to pay its obligations generally as they become due, then Landlord, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Landlord may elect to re-enter, as herein provided, or Landlord may take possession pursuant to this Lease and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in the exercise of Landlord's sole discretion may deem advisable with the right to make alternations and repairs to said premises. Upon each subletting, Tenant shall be immediately liable for and shall pay to Landlord, in addition to any indebtedness due hereunder, the costs and expenses of such re-letting including advertising costs, brokerages fees, any reasonable attorney's fees incurred and the cost of such alternations and repairs incurred by Landlord, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the premises for said period by such re-letting. If Tenant has been credited with any rent to be received by such re-letting and such rents shall not be promptly paid to Landlord by the new Tenant, such deficiency shall be calculated and paid monthly by Tenant. No such re-entry or taking possession of the premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless the termination thereof be decreed by a court of competent jurisdiction or stated specifically by the Landlord in writing addressed to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time terminate this Lease for any breach, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the premises including attorney's fees, court costs, and storage charges and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then chargeable rent on the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In no event, shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     21. ENFORCEMENT: In the event either party shall enforce the terms of this Lease by suit or otherwise, the party at fault shall pay the costs and expenses incident thereto, including a reasonable attorney's fee.

     22. MEDIATION AND ARBITRATION: If any dispute or claim in law or equity arises out of this Lease, Tenant and Landlord agree in good faith to attempt to settle such dispute or claim by mediation under the Mediation rules of the American Arbitration Association. If such mediation is not successful in resolving such dispute or claim, then such dispute or claim shall be decided by neutral binding arbitration before a ingle arbitrator in accordance with the Commercial Arbitration rules of the American Arbitration Association. Judgment upon the aware rendered by the arbitrator may be entered in any court having jurisdiction thereof. However, this paragraph does not apply to disputes or claims arising under Section 78, Chapter 36, of the Utah Code.

     23. FAILURE TO PERFORM COVENANT: Any failure on the part of either party to this Lease to perform any obligations hereunder, other than Tenant's obligation to pay rent, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any similar cause beyond the control of the party so failing to perform, to the extent and for the period that such continues.

     24. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants and agreements contained in the Lease will apply to, inure to the benefit of, and be binding upon the parties hereto, their heirs, distributees, executors, administrators, legal representatives, assigns, and upon their respective successors in interest except as expressly otherwise hereinabove provided.

     25. TIME: Time is of the essence of this Lease and every term, covenant and condition herein contained.

     26. LIENS: Tenant agrees not to permit any lien for monies owing by Tenant to remain against the Leased Premises for a period of more than thirty
(30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause, from contesting the claim or claims of any person, firm or corporation growing out of Tenant's operation of the demised premises or costs of improvements by Tenant on the said premises, and the postponement of payment of such claim or claims, until such contest shall finally be decided shall not be a violation of this Lease or any covenant thereof. Should any such lien be filed and not released or discharges or action not commenced to declare the same invalid within thirty (30) days after discovery of the same by Tenant, Landlord may at Landlord's option (but without any obligation so to do) pay and discharge such lien and may likewise pay and discharge any taxes, assessments or other charges against the Leased Premises which Tenant is obligated hereunder to pay and which may or might become a lien on said premises. Tenant agrees to repay any sum so paid by Landlord upon demand therefore, as provided for in paragraph 19 herein.

     27. CONSTRUCTION OF LEASE: Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires.

     28. SUBORDINATION: Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground Landlord, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed or trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     29. ATTORNMENT: If Landlord's interest in the Property is acquired by any ground Landlord, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     30. SIGNING OF DOCUMENTS: Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents may contain such provisions as are customarily required by any ground Landlord, beneficiary under a deed of trust or mortgagee. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or documents.

     31. ESTOPPEL CERTIFICATES:

         (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changes (or if they have been changes, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     32. TENANT'S FINANCIAL CONDITION: Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

     33. PARAGRAPH HEADINGS: The paragraph headings as to the contents of particular paragraphs herein, are inserted only for convenience and are in no way to be construed as part of such paragraph or as a limitation on the scope of the particular paragraph to which they refer.

     34. NOTICES: It is agreed that all notices required or permitted to be given hereunder, or for purposes of billing, process, correspondence, and any other legal purposes whatsoever, shall be deemed sufficient if given by a communication in writing by United States mail, postage prepaid and certified and addresses as follows:


If to Landlord, at the following address:   Bird and Saunders
                                            1212685 So. 125 E.
                                            Draper,
                                            Utah 84020         Phone:  571-0540

If to Tenant, at the following address:     1-800 Contacts, Inc.
                                            51 West Center
                                            Orem,
                                            Utah 84057         Phone:  572-5088

     35. COMMISSIONS: Landlord acknowledges the services of _____________ as Real Estate Broker in this transaction and in consideration of the effort of said Broker in obtaining Tenant herein, does hereby agree to pay to said broker for services rendered, commissions on the rental of the demised premises at the rate specified and in accordance with Exhibit "D" annexed to Landlord's copy of this Lease and made a part hereof. Said Broker shall be entitled to his commission regardless of whether or not the premises are taken as a result of the exercise of the power of eminent domain or by an agreement in lieu thereof.

     36. GOVERNING LAW: The terms of this Agreement shall be governed by and construed in accordance with Utah law.

     37. DOCUMENTATION: The parties hereto agree to execute such additional documentation as may be necessary or desirable to carry out the intent of this Agreement.

     38. CONTINGENCY REGARDING USE: This Lease is contingent upon there being no restrictions, covenants, agreements, laws, ordinances, rules or regulations, which would prohibit Tenant from using the above described premises for the purposes described herein.

     39. INDEMNIFICATION OF LANDLORD: Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, shall hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares and merchandise of any person, arising from the use of the premises by Tenant, or from the failure of the Tenant to keep the premises in good condition and repair, as herein provided.

     40. EMINENT DOMAIN: If at any time during the term of this Lease the entire premises or any part thereof shall be taken as a result of the exercise of the power of eminent domain or by an agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date possession is taken by the condemning authority. If all or any substantial portion of the premises shall be taken, Landlord may terminate this Lease at its option, by giving Tenant written notice of such termination within thirty (30) days of such taking. If all or a portion of the premises taken are so substantial that Tenant's use of the premises is substantially impaired, Tenant may terminate this Lease pursuant to this Article. Unless terminated as herein provided for, this Lease shall remain in full force and effect, except that the rent payable by Tenant hereunder shall be reduced in the proportion that the area of the premises so taken bears to the total premises. Landlord shall be entitled to and Tenant hereby assigns to Landlord the entire amount of any award in connection with such taking. Nothing in this Article shall give Landlord any interest in or preclude Tenant from seeking, on its own account, any award attributable to the taking of personal property or trade fixtures belonging to Tenant, or for the interruption of Tenant's business.

     41. REPRESENTATION REGARDING AUTHORITY: The persons who have executed this Lease represent and warrant that they are duly authorized to execute this Lease in their individual or representative capacity as indicated.

     42. ENTIRE AGREEMENT: This Lease constitutes the entire agreement and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This Lease may not be altered or amended except by a subsequent written agreement executed by all of the parties hereto.

     43. REVIEW OF DOCUMENTS: The parties hereto represent that they have read and understand the terms of this Lease, and that they have sought legal counsel to the extent deemed necessary in order to protect their respective interests.

     44. KEYS & LOCKS: Tenant, upon the termination of the Tenancy, shall deliver to the Landlord all the keys to the offices, rooms and restrooms which have been furnished to the Tenant.

     45. AUCTION, FIRE OR BANKRUPTCY SALE: Tenant shall not conduct any auction nor permit any fire or bankruptcy sale to be held on the premises.

     46. CARPETING DAMAGE AND CHAIRMATS: Tenant agrees to be responsible for the replacement of carpeting in the demised premises if same shall be damaged by burning, or stains resulting from spilling anything on said carpet, reasonable wear and tear excepted. Tenant further agrees to use "chairmat" under all chairs used with desks.

     47. AGENCY DISCLOSURE: At the signing of this Agreement the listing agent, Ron Knight represents (X) Landlord (X) Tenant, and the selling agent, Ron Knight represents (X) Landlord (X) Tenant. Landlord and Tenant confirm that prior to signing this Agreement written disclosure of the agency relationship(s) was provided to him/her.

   (  )  Landlord's initials
   (  )  Tenant's initials

     48. ACCEPTANCE:  This Lease must be accepted by all parties on or before
___________.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.


LANDLORD:                              TENANT:


BY: /s/ Michael Saunders                  BY: /s/ John F. Nichols
    --------------------                      -------------------

                                  ADDENDUM


Addendum to that certain Lease Agreement dated January 23, 1998, between 1-800 Contacts. Inc. as Tenant and Bird and Saunders as Landlord covering the premises at 33 E. 12675 So., Draper, Utah 84020:

TO WIT:

1. Landlord agrees to deliver premises to Tenant broom clean. Tenant to have use of Landlord's pallet racking currently against North wall and the compressor located in compressor room in NW corner of demised area in south portion of building.

2. Tenant to have the right to remove all or part of demising wall as it presently exists dividing building in half. Upon vacating demised area Tenant to restore demising wall to its original condition at the request of Landlord.

3. Tenant to give Landlord 72 hours notice of intent to demolish wall along east side of tile floor room so that Landlords can remove motorized roll-up door and man door. Any demolishing or removing of partitions to be done in a work-manlike manner.

4. Tenant to pay all utilities including water, sewer, power, gas, telephone expenses.

5. All HVAC in south portion of building to be in working order at time of commencement of this Lease. Swamp air conditioners to be in working condition at time to start up in customary season of warm weather.

6. Landlord agrees to remove overhead lighting bank and exhaust piping in "Clean room" within 7 days from date of written request by Tenant.

7. Tenant to have access to demised area by January 26, 1998 to begin installation of telephone lines, etc. Rent to begin February 1, 1998.

8. Tenant to have right to install metal bars on all windows for security. Tenant to remove all window bars at the end of tenancy as requested by Landlord or at Landlord's option, and to restore surface of building to its original condition prior to the installation of metal bars less minor wear and tear.

9. Tenant to be responsible for automatic sprinkler system for front lawn -- to see that it is operating properly and to pay for the water thus used thereby. Any major repairs required to the system to be reported to Landlords.